EATON VANCE HEXAVEST GLOBAL EQUITY FUND
Supplement to Prospectus dated December 1, 2014

The following replaces “Principal Investment Strategies” under “Fund Summaries – Hexavest Global Equity Fund”:

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of issuers located throughout the developed world, including the United States (the “80% Policy”).  A company will be considered to be located in the developed world if it is traded in, has its primary operations in, is domiciled in or derives a majority of its revenue from developed countries as defined by the MSCI World Index.  The MSCI World Index is an unmanaged index of approximately 1,600 companies located in twenty-three countries.  Under normal market conditions, the Fund will invest (i) at least 25% of its net assets in companies located outside the United States, including in emerging market countries and (ii) in issuers located in at least five different countries (including the United States).  A company will be considered to be located outside the United States if it is domiciled in or derives more than 50% of its revenues or profits from non-U.S. countries and may include securities trading in the form of depositary receipts.

The Fund may invest in securities issued by companies with a broad range of market capitalizations, including smaller, less seasoned companies.  The Fund may also invest in other pooled investment vehicles (including exchange traded funds (“ETFs”) and other affiliated and unaffiliated mutual funds to the extent permitted by the Investment Company Act of 1940) to efficiently implement a top-down view or to manage cash flows, and the Fund may lend its securities. The Fund will actively manage its exposure to foreign currencies and may seek to enhance return by increasing or decreasing its exposure to foreign currencies.  The Fund expects to increase or decrease its foreign currency exposure primarily by entering into forward foreign currency exchange contracts. The Fund may also invest in futures contracts to enable changes in macroeconomic strategies to be efficiently and cost-effectively implemented, as well as to manage cash flows. Both forward foreign currency exchange contracts and futures contracts are types of derivative instruments.  The Fund may use derivatives consistent with its 80% Policy.

The Fund is managed using a predominately top-down investment style that incorporates proprietary fundamental research and quantitative models.  The regional, country, currency, sector, and industry allocations of the portfolio are based primarily on the sub-adviser’s analysis of the macroeconomic environment, valuations of markets and the sentiment of investors (which often results in a contrarian view and value bias).  Individual stock selection is based on fundamental research, optimization and quantitative screening to achieve desired market exposures and to emphasize stocks identified as having higher return potential.  At the top-down level, sell decisions will be based on a significant deterioration in the macroeconomic environment, valuation and/or sentiment.  At the individual security level, sell decisions are based on a change in strategy at the top-down level or on a significant change in fundamentals or relative valuation of the security.  The portfolio managers seek to manage investment risk by using quantitative tools to assist in portfolio construction and monitoring and maintaining desired market exposures across the Fund’s holdings.

April 17, 2015	18318 4.17.15

EATON VANCE RICHARD BERNSTEIN ALL ASSET STRATEGY FUND
Supplement to Prospectus dated January 1, 2015

The following replaces “Principal Investment Strategies” under “Fund Summaries – Richard Bernstein All Asset Strategy Fund”:

Principal Investment Strategies

In seeking its investment objective, the Fund has flexibility to allocate its assets in markets around the world and among various asset classes, including equity, fixed-income, commodity, currency and cash investments.

The Fund is managed in a macro-driven, top-down style that emphasizes and de-emphasizes various global market segments and asset classes at different times.  Market segments chosen for emphasis and/or de-emphasis may vary from general market consensus views and the Fund may at times seek to identify areas where there is in the sub-adviser’s opinion scarcity of capital and/or potentially overlooked investment opportunities.  Exposures will vary among asset classes based on the sub-adviser’s assessment of a range of proprietary and non-proprietary quantitative indicators and the firm’s macro-economic analysis and judgment.  It is expected that the macro-economic analysis will evolve over time and may include consideration of the following:  historical risk and return characteristics; global market valuations; global yield curves; asset class, regional, and country correlations; profit cycle analyses and style and sector rotation; expected beta; estimate revisions and earnings surprises; investor sentiment and other factors. Individual equity security selection is based on quantitative screening and optimization to achieve desired market exposures while seeking to manage security-specific and other observable market risks.  The portfolio is monitored on an ongoing basis and rebalanced as necessary to seek to ensure that desired market exposures and risk parameters are maintained.  Securities may be sold if they exhibit performance that might counteract the desired exposures or to implement a revised allocation based on a modified top-down view.

Under normal circumstances, the Fund currently expects to invest 0-75% of its net assets in equity securities, 25-90% in fixed-income securities, 0-25% in commodities (primarily through the use of exchange-traded funds (“ETFs”) that invest in commodities or commodities-related investments) and/or currencies, and 0-25% in cash and cash equivalents. The Fund may also invest in derivatives (as described below) to obtain such exposures.  To the extent the Fund holds cash as collateral for derivatives, or enters into forward foreign currency exchange contracts to hedge current portfolio holdings, the ranges described above may be exceeded. The expected long-term (over a true secular cycle of at least 10 years) target allocation of the Fund is 60% in fixed income securities and 40% in equity securities.  There is no requirement to manage the Fund within this target allocation. The Fund’s actual asset allocation may be materially different depending on market conditions and the Fund’s asset allocation over shorter or longer market cycles may differ materially from the target.

The Fund may invest without limit in both developed and emerging markets including frontier markets. Such investments may include securities denominated in foreign currencies and securities trading in the form of depositary receipts. The Fund may invest in fixed-income securities of any credit quality including, but not limited to, corporate bonds, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of other sovereign nations, municipal obligations, mortgage-backed securities and inflation-linked debt securities.  The Fund may invest in stocks of companies of any capitalization, publicly traded real estate investment trusts and exchange-traded notes (“ETNs”). The Fund may invest in certain ETFs beyond the limits under the Investment Company Act of 1940 (the “1940 Act”), subject to certain terms and conditions and may invest in other pooled investment vehicles (including affiliated and unaffiliated mutual funds to the extent permitted by the 1940 Act).  Investment in cash or cash equivalents may include U.S and foreign bank certificates of deposit, fixed time deposits, repurchase agreements, bankers’ acceptances and other short-term instruments with a remaining maturity of 397 days or less.  The Fund currently expects to gain exposures to certain types of investments principally through ETFs.  The Fund may also lend its securities.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the fixed-income securities in its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities.  The Fund expects to use derivatives principally when seeking to gain exposure to equity or fixed-income securities using futures contracts on securities indices and/or when seeking to gain or reduce exposure to certain currencies by buying or selling forward foreign currency exchange contracts, but may also purchase or sell forwards or other types of futures contracts; options on futures contracts; exchange traded and over-the-counter options; equity collars, equity-linked securities and equity swap agreements; interest rate, total return, inflation and credit default swaps; forward rate agreements; and credit linked notes and other similarly structured products. The Fund may also engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part or for which liquid assets have been segregated) and forward commitments. There is no stated limit on the Fund’s use of derivatives.

April 17, 2015	18319 4.17.15

EATON VANCE RICHARD BERNSTEIN MARKET OPPORTUNITIES FUND
Supplement to Prospectus dated September 2, 2014

The following replaces “Principal Investment Strategies” under “Fund Summary”:

Principal Investment Strategies

The Fund will allocate its assets among equity securities of U.S. and foreign companies of any size; fixed-income securities including cash and cash equivalents; exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and other pooled investment vehicles; currencies; and commodities (primarily through the use of ETFs that invest in commodities or commodities-related investments), based on the sub-adviser’s current views of various markets.  The Fund may engage in short sales of securities, ETFs or other index-related instruments or derivative instruments to attempt to increase returns and/or reduce risk from an anticipated decline in the price of the securities or instruments sold short.  The Fund’s typical investment exposure ranges from a maximum long exposure of 150% of the Fund’s net assets and a maximum short exposure of 50% of the Fund’s net assets.  The Fund’s long-short exposure will vary over time based on the sub-adviser’s assessment of market conditions and other factors.  Forward foreign currency exchange contracts entered to hedge current portfolio holdings are not subject to the foregoing maximum short exposure.  The Fund may borrow for investment purposes, to meet redemptions and for temporary or extraordinary purposes.

The Fund may invest without limit in both developed and emerging markets including securities denominated in foreign currencies and securities trading in the form of depositary receipts. The Fund may invest in fixed-income securities of any credit quality including those rated below investment grade and comparable unrated securities (“junk bonds”). Such investments may include, but are not limited to, corporate bonds, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of other sovereign nations, municipal obligations, mortgage-backed securities and inflation-linked debt securities.  The Fund may invest in stocks of companies of any capitalization, real estate investment trusts, ETNs, and ETFs and other pooled investment vehicles.  Investment in cash or cash equivalents may include U.S and foreign bank certificates of deposit, fixed time deposits, repurchase agreements, bankers’ acceptances and other short-term instruments with a remaining maturity of 397 days or less.  The Fund currently expects to gain or reduce exposures to certain types of investments principally through ETFs.  The Fund may also lend its securities.

The Fund may engage in derivative transactions to seek return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the fixed-income securities in its portfolio, to manage certain investment risks, for speculative purposes to gain or reduce investment exposures and/or as a substitute for the purchase or sale of securities, currencies or commodities.  The Fund expects to use derivatives principally when seeking to gain exposure to equity or fixed-income securities using futures contracts on securities indices and/or when seeking to gain or reduce exposure to certain currencies by buying or selling forward foreign currency exchange contracts, but may also purchase or sell forwards or other types of futures contracts; options on futures contracts; exchange traded and over-the-counter options; equity collars, equity-linked securities and equity swap agreements; interest rate, total return, inflation and credit default swaps; forward rate agreements; and credit linked notes and other similarly structured products. The Fund may also engage in forward commitments.  There is no limit on the Fund’s use of derivatives.

The Fund will be managed in a macro-driven, top-down style that emphasizes and de-emphasizes various global market segments and asset classes at different times. Market segments chosen for emphasis and/or de-emphasis may vary from general market consensus views and the Fund may at times seek to identify areas where there is scarcity of capital and/or potentially overlooked investment opportunities. Leading exposures will vary among growth and value; small, mid and large cap; U.S. and non-U.S., and developed and emerging markets, based on the sub-adviser’s assessment of a range of proprietary and non-proprietary quantitative indicators and the firm’s macro-economic analysis and judgment. It is expected that the macro-economic factors and indicators will evolve over time and may include the following: global equity market valuations; global yield curves; asset class, regional, and country correlations; profit cycle analyses and style and sector rotation; expected beta; estimate revisions and earnings surprises; investor sentiment and other factors. Individual equity security selection will be based on quantitative screening and optimization to achieve desired market exposures while seeking to manage stock-specific and other observable risks. The portfolio will be monitored on an ongoing basis and adjusted as necessary to seek to ensure that desired market exposures and risk parameters are maintained. The Fund’s ability to allocate assets across asset classes by taking long and/or short exposures may help to dampen market volatility under certain market conditions.  A security may be sold (or a short position may be exited) if it exhibits performance that might counteract the desired exposures or to implement a revised allocation based on a modified top-down view.

April 17, 2015	18320 4.17.15